1 Second Quarter 2021 August 5, 2021

2 Forward Looking Statements This presentation contains forward-looking statements of Lumos Pharma, Inc. (the “Company”) that involve substantial risks and uncertainties. All such statements contained in this presentation are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “forecast,” “projected,” "guidance," "upcoming," "will," “would,” "plan," “intend,” "anticipate," "approximate," "expect," “potential,” “imminent,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, the ability of prior research results to forecast the performance of therapeutic agents in the clinic, anticipated business development activities, anticipated market reception to our treatment regimen for PGHD and other indications, plans related to initiation and execution of clinical trials; plans related to moving additional indications into clinical development; future financial performance, results of operations, cash position and sufficiency of capital resources to fund its operating requirements; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including the effects of pandemics or other widespread health problems, the outcome of our future interactions with regulatory authorities, our ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the ability to obtain the necessary patient enrollment for our product candidate in a timely manner, the ability to successfully develop our product candidate, the timing and ability of Lumos to raise additional equity capital as needed and other risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements as discussed in "Risk Factors" and elsewhere in Lumos Pharma’s Annual Report on Form 10-K for the year ended December 31, 2020 and other reports filed with the SEC. The forward-looking statements in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause their views to change. However, while it may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. 8.5.21

3 Agenda • Lisa Miller, Senior Director of Investor Relations • Rick Hawkins, Chief Executive Officer & Chairman • John McKew, PhD, President & Chief Scientific Officer • Lori Lawley, Chief Financial Officer • David B. Karpf, MD, Chief Medical Officer

4 Continuing to Enhance the Leadership Team • August 3rd -- Hired top tier, seasoned endocrinologist as CMO o David Karpf, MD, CMO – Previously VP, Clinical Development, Ascendis, current Adjunct Clinical Professor, Division of Endocrinology, at Stanford University School of Medicine, where he sees patients with osteoporosis and metabolic bone disease. Board certified in internal medicine with a subspecialty in endocrinology and metabolism. Extensive endocrine drug development experience in growth, metabolic bone disease, and related disorders. Gained experience with LUM-201 at Merck. • August 2nd -- Enhanced strategic and operational leadership and succession planning o John McKew, PhD – Named President -- Effective leadership of Operations and R&D organization since 2016. Previously Vice President of Research at aTyr Pharma where he led a research team discovering and advancing protein-based therapeutics for rare diseases. Founded and led the National Center for Advancing Translational Science (NCATS) intramural group, a part of the National Institute of Health (NIH), where he advanced many rare disease product candidates, many of which are currently being developed and commercialized by industry. Prior to NIH, Research Director at Wyeth Research, after beginning his career at Genetics Institute, Inc. • July 26th -- Enhanced Advisory Board and increased external validation of LUM-201 o Mark Bach, MD, PhD – Recently joined ShouTi Inc., after leaving Ascendis Pharma where he served as Senior Vice President, Endocrine Medical Sciences. Pediatric endocrinologist with 30 years of clinical research and pharmaceutical development. Previously at Janssen where he held successive leadership roles. Prior clinical lead of LUM-201 program at Merck.

5 LUM-201 Program Pipeline Study Pre-Clinical Phase 1 Phase 2 Phase 3 Status LUM-201 (Ibutamoren) In PGHD Phase 2 Ongoing Phase 2 trial with 6-month data readout expected in second half of 2023 Long-term extension Long-term extension study for OraGrowtH210, OraGrowtH212, and future OraGrowtH Trials PK/PD trial Pharmacokinetic/Pharmacodynamic (PK/PD) trial open and recruiting patients Lumos is evaluating additional indications for LUM-201 for Phase 2 studies Small for Gestational Age Prader-Willi Syndrome Turner Syndrome Idiopathic Short Stature PGHD Pediatric Growth Hormone Deficiency

# OraGrowtH210 Trial: Phase 2 Trial in PGHD

OraGrowtH210 TRIAL

- n = 80
- PEM(+) PGHD patients
- Inclusion: stim GH ≥ 5ng/ml and baseline IGF-1 > 30ng/ml
- rhGH treatment naïve
- 40-50 trial sites US & International
- Trial opened Q4 2020

Primary Outcome Data – at 6 months
Total Study Duration – 12 months*

R

- N=20 LUM-201: 0.8 mg/kg/day
- N=20 LUM-201: 1.6 mg/kg/day
- N=20 LUM-201: 3.2 mg/kg/day
- N=20 Daily rhGH injection

Screening | Randomization | Treatment

**Objectives**

Goals:

- Prospectively confirm utility of PEM strategy
- Determine optimal dose for Phase 3

Primary Endpoint:

- Annualized Height Velocity (AHV)

**Anticipate primary outcome data readout for OraGrowtH210 Trial 2H2023**

*Proposed protocol amendment

6

# OraGrowtH212 Trial: Pharmacokinetic / Pharmacodynamic Trial in PGHD

OraGrowtH212 TRIAL

- n = 24
- Open-label study
- PGHD patients
- rhGH-treatment naïve
- 12-month dosing
- Single, specialized clinical site
- Q10 minute sampling for 12 hours

Primary Outcome Data – at 6 months
Total Study Duration – 12 months*



12 - LUM-201: 1.6 mg/kg/day
R
12 - LUM-201: 3.2 mg/kg/day
Screening
Randomization
Treatment
OraGrowtH212 Trial enrolling

**Objectives**

Goals:

- Confirm prior PK/PD data in adults & subset of Merck 020 trial
- Support future regulatory filings & commercialization

Primary Endpoints:

- Assess LUM-201 effect on endogenous GH pulsatility
- Evaluate PK/PD in children

*Proposed protocol amendment

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8 Secure Cash Position Metric Position Cash balance June 30, 2021 $107.7 million Strong financial position Cash runway through primary outcome data for OraGrowtH210 & OraGrowtH212 Trials Shares outstanding as of June 30, 2021 ~ 8.3 million Cash balance to support current operations through primary outcome data readouts for OraGrowtH210 and OraGrowtH212 Trials

9 Investment Highlights PGHD = Pediatric Growth Hormone Deficiency * USA, Germany, France, Italy, Spain, UK, Japan (Grandview Research, Growth Hormone Market Forecast, 2019) Late-stage Rare Disease Asset Pipeline in a Product Experienced Management Solid Financial Position • Novel oral therapeutic asset, LUM-201 • Phase 2 OraGrowtH210 Trial in PGHD – Enrolling with primary outcome data 2H2023 • PK/PD OraGrowtH212 Trial in PGHD – Open-label trial currently enrolling • Current market for initial indication alone is $1.2 billion* • Multiple potential follow-on indications representing up to an additional $2.2 billion • Potential to disrupt injectable treatment regimen for significant subset of patients • Established track record of performance in rare disease drug development • Business development acumen with expertise in licensing pipeline assets • Cash balance of $107.7 million at close of Q2 2021 • Cash runway through primary outcome data for OraGrowtH210 & OraGrowtH212 Trials • High quality, long-term investors